UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 28, 2017

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (224) 667-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2017, Abbott Laboratories’ (“Abbott”) shareholders approved the adoption of the Abbott Laboratories 2017 Incentive Stock Program (the “2017 Program”) at the Annual Meeting of Shareholders.  The 2017 Program was adopted by Abbott’s Board of Directors on February 17, 2017, subject to shareholder approval at the Annual Meeting.  The 2017 Program replaces the Abbott Laboratories 2009 Incentive Stock Program, as amended and restated (the “2009 Program”), under which Abbott makes all of its equity-related incentive compensation awards.

The 2017 Program, which is administered by the Compensation Committee of Abbott’s Board of Directors, permits Abbott to grant nonqualified stock options, restricted stock awards, restricted stock units, performance awards, other share-based awards (including stock appreciation rights, dividend equivalents and recognition awards), awards to non-employee directors, and awards to employees of Abbott and its subsidiaries who reside in foreign jurisdictions.  Subject to adjustment in the event of changes in capitalization, the maximum number of Abbott common shares that may be issued under the 2017 Program is 170,000,000, plus shares subject to awards previously granted under the 2009 Program that are not issued due to forfeiture, expiration, cancellation, or cash settlement and shares withheld to satisfy tax withholding obligations under outstanding 2009 Program full value awards.  The 2017 Program has a term of ten years.

For a more detailed description of the 2017 Program, see pages 66 through 73 of Abbott’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 17, 2017.  The foregoing descriptions are qualified in their entirety by the full text of the 2017 Program, which was included as Exhibit B to the proxy statement and is incorporated by reference into this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01              Financial Statements and Exhibits

See Exhibit Index on pages 4 and 5 of this Form 8-K, which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: April 28, 2017	By:	/s/ Brian B. Yoor
Brian B. Yoor
Executive Vice President, Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1

Abbott Laboratories 2017 Incentive Stock Program (incorporated by reference to Exhibit B of Abbott’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 17, 2017).

10.2	Form of Restricted Stock Unit Agreement (ratably vested) under the Abbott Laboratories 2017 Incentive Stock Program.

10.3	Form of Restricted Stock Unit Agreement for foreign employees (ratably vested) under the Abbott Laboratories 2017 Incentive Stock Program.

10.4	Form of Restricted Stock Unit Agreement (cliff vested) under the Abbott Laboratories 2017 Incentive Stock Program.

10.5	Form of Restricted Stock Unit Agreement for foreign employees (cliff vested) under the Abbott Laboratories 2017 Incentive Stock Program.

10.6	Form of Performance Restricted Stock Unit Agreement for foreign employees (annual performance based) under the Abbott Laboratories 2017 Incentive Stock Program.

10.7	Form of Performance Restricted Stock Unit Agreement for foreign employees (interim performance based) under the Abbott Laboratories 2017 Incentive Stock Program.

10.8	Form of Restricted Stock Agreement (ratably vested) under the Abbott Laboratories 2017 Incentive Stock Program.

10.9	Form of Restricted Stock Agreement (cliff vested) under the Abbott Laboratories 2017 Incentive Stock Program.

10.10	Form of Performance Restricted Stock Agreement (annual performance based) under the Abbott Laboratories 2017 Incentive Stock Program.

10.11	Form of Performance Restricted Stock Agreement (interim performance based) under the Abbott Laboratories 2017 Incentive Stock Program.

10.12	Form of Non-Qualified Stock Option Agreement under the Abbott Laboratories 2017 Incentive Stock Program.

10.13	Form of Non-Qualified Stock Option Agreement for foreign employees under the Abbott Laboratories 2017 Incentive Stock Program.

10.14	Form of Restricted Stock Unit Agreement for executive officers (cliff vested) under the Abbott Laboratories 2017 Incentive Stock Program.

10.15	Form of Restricted Stock Unit Agreement for foreign executive officers (cliff vested) under the Abbott Laboratories 2017 Incentive Stock Program.

10.16	Form of Performance Restricted Stock Unit Agreement for foreign executive officers (annual performance based) under the Abbott Laboratories 2017 Incentive Stock Program.

10.17	Form of Performance Restricted Stock Unit Agreement for foreign executive officers (interim performance based) under the Abbott Laboratories 2017 Incentive Stock Program.

10.18	Form of Restricted Stock Agreement for executive officers (ratably vested) under the Abbott Laboratories 2017 Incentive Stock Program.

10.19	Form of Restricted Stock Agreement for executive officers (cliff vested) under the Abbott Laboratories 2017 Incentive Stock Program.

10.20	Form of Performance Restricted Stock Agreement for executive officers (annual performance based) under the Abbott Laboratories 2017 Incentive Stock Program.

10.21	Form of Performance Restricted Stock Agreement for executive officers (interim performance based) under the Abbott Laboratories 2017 Incentive Stock Program.

10.22	Form of Non-Qualified Stock Option Agreement for executive officers under the Abbott Laboratories 2017 Incentive Stock Program.

10.23	Form of Non-Qualified Stock Option Agreement for foreign executive officers under the Abbott Laboratories 2017 Incentive Stock Program.

10.24	Form of Non-Employee Director Restricted Stock Unit Agreement under the Abbott Laboratories 2017 Incentive Stock Program.

10.25	Form of Non-Employee Director Restricted Stock Unit Agreement for foreign non-employee directors under the Abbott Laboratories 2017 Incentive Stock Program.

10.26	Form of Non-Employee Director Non-Qualified Stock Option Agreement under the Abbott Laboratories 2017 Incentive Stock Program.

10.27	Form of Non-Employee Director Non-Qualified Stock Option Agreement for foreign non-employee directors under the Abbott Laboratories 2017 Incentive Stock Program.